Exhibit 10.1
Supplemental Agreement No. 34
to
Purchase Agreement No. 1977
between
The Boeing Company
and
American Airlines, Inc.
Relating to Boeing Model 737-800 Aircraft
     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 21, 2010, (Supplemental Agreement Number 34) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
     WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (the Purchase Agreement). Capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
     WHEREAS, pursuant to Letter Agreement No. 6-1162-AKP-075 titled Aircraft Purchase Rights and Substitution Rights (the “Rights Letter”), Boeing and Customer have agreed to, among other things, the treatment of aircraft Purchase Rights;
WHEREAS, pursuant to Purchase Agreement No. 1977 Supplement Agreement No. 19 (“SA 19”), Boeing and Customer have agreed to, among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];
WHEREAS, pursuant to Letter Agreement No. 6-1162-LAJ-936 titled Special Matters for Model 737, 757, 767 and 777 Aircraft (“Special Matters Letter”), Boeing and Customer have agreed to, among other things, treatment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

P.A. No. 1977	SA-34
AAL
BOEING PROPRIETARY

          WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to reflect the following:

1)	Boeing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and Customer exercises the aforementioned aircraft, which were not previously exercised by Customer on their respective MADP Exercise Date of [CONFIDENTIAL PORTION AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

2)	Customer exercises the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT]; and

3)	Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT]; and

4)	Customer exercises the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT]; and

5)	Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT]; and

6)	A [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT], which Customer subsequently exercises in accordance with the terms and conditions for such Rights Aircraft as set forth in the Rights Letter; and

7)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT], as more specifically provided for in Letter Agreement No. AAL-PA-1977-LA-01073 entitled

P.A. No. 1977	SA-34
AAL
BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT] and Permitted Transactions 3 (LA-01073).
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.	The Table of Contents is removed in its entirety and replaced with the new Table of Contents, attached hereto, to add Table 1E entitled Aircraft Delivery, Description, Price, and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Permitted Transactions 3 and set forth the appropriate SA-34 references;

2.	Table 1E entitled Aircraft Delivery, Description, Price, and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]– SA-34 Exercised Aircraft is added to set forth the Rights Aircraft being exercised via this Supplemental Agreement;

3.	Supplemental Exhibit BFE1 entitled Buyer Furnished Equipment Variables is removed in its entirety and replaced with a new BFE1, which sets forth the appropriate preliminary on-dock dates for the Rights Aircraft being exercised via this Supplemental Agreement;

4.	Attachment B to Letter Agreement No. 6-1162-AKP-075 entitled Aircraft Purchase Rights and Substitution Rights is removed in its entirety and replaced with a new Attachment B, which reflects, among other things, the MADP, which are being exercised via this Supplemental Agreement;

5.	Attachment C to Letter Agreement No. 6-1162-AKP-075 entitled Aircraft Purchase Rights and Substitution Rights is removed in its entirety and replaced with a new Attachment C, which reflects, among other things, the QADP, which are being exercised and declined via this Supplemental Agreement;

6.	LA-01073 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]being exercised via this Supplemental Agreement and the aforementioned letter agreement is hereby made part of the Purchase Agreement;

P.A. No. 1977	SA-34
AAL
BOEING PROPRIETARY

7.	Upon execution of this Supplemental Agreement No. 34, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1977	SA-34
AAL
BOEING PROPRIETARY

     The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:		By:

Its:	Attorney-In-Fact	Its:

P.A. No. 1977	SA-34
AAL
BOEING PROPRIETARY

TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1.	Quantity, Model and Description	SA21

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1	Aircraft Delivery, Description, Price and	SA29
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1A	Aircraft Delivery, Description, Price and	SA33
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1B	Aircraft Delivery, Description, Price and	SA33
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1C	Aircraft Delivery, Description, Price and	SA33
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1D	Aircraft Delivery, Description, Price and	SA33
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] — Boeing Sky Interior Aircraft

1E	Aircraft Delivery, Description, Price and	SA34
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] — SA-34 Exercised Aircraft

PA No. 1977	i	SA34

SA
NUMBER

EXHIBITS

A.	Aircraft Configuration

A1	Aircraft Configuration	SA33

A2	Aircraft Configuration	SA33

B	Aircraft Delivery Requirements and Responsibilities

C	Defined Terms

SUPPLEMENTAL EXHIBITS

AE1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA20

BFE1	BFE Variables	SA34

CS1	Customer Support Variables

SLP1	Service Life Policy Components

EE1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]and Patent Indemnity

PA No. 1977	ii	SA34

SA
NUMBER

LETTER AGREEMENTS

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft

6-1162-AKP-072R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-073	Accident Claims and Litigation

6-1162-AKP-074R2	Business Considerations

6-1162-AKP-075	Aircraft Purchase Rights and Substitution Rights
- Attachment A
	- Attachment B	SA34
	- Attachment C	SA34

6-1162-AKP-076	Aircraft Performance Guarantees

6-1162-AKP-077	Spares Matters

6-1162-AKP-078	Model 737 Miscellaneous Commitments

6-1162-AKP-079	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-080	Installation of Cabin Systems Equipment

6-1162-AKP-081	Model 737 Maintenance Cost Commitment

6-1162-AKP-082	Confidentiality

6-1162-AKP-083	Model 737 Introduction Cost Commitment

6-1162-AKP-084	Performance Retention Commitment

6-1162-AKP-085	Component Reliability Commitments

6-1162-AKP-117	Delivery Schedule

6-1162-SSM-1405	Multiple Operating Weight Program
Attachment B1

6-1162-CLO-1035	Aircraft Performance Guarantees	SA28

6-1162-CLO-1038	[CONFIDENTIAL PORTION OMITTED AND	SA31

PA No. 1977	iii	SA34

SA
NUMBER

FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Permitted Transactions

6-1162-CLO-1082	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Permitted Transactions 2	SA32

AAL-PA-1977-LA-01073	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Permitted Transactions 3	SA34

PA No. 1977	iv	SA34

Table 1E To
Purchase Agreement No. 1977
Aircraft Delivery, Description, Price and
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-34 Exercised Aircraft
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-01977 SA-34 54080-1F.TXT	Boeing Proprietary

Table 1E To
Purchase Agreement No. 1977
Aircraft Delivery, Description, Price and
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-34 Exercised Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-01977 SA-34 54080-1F.TXT	Boeing Proprietary

BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit BFE1 to Purchase Agreement Number 1977

P.A. No. 1977	BFE1
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737 AIRCRAFT
This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.
1. Supplier Selection.
     Customer will:
     1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete

Galley Inserts	Complete

Seats (passenger)	Complete

Cabin Systems Equipment	Complete

Miscellaneous Emergency Equipment	Complete

Cargo Handling Systems	Complete
For a new certification, supplier requires notification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] on-dock date.

P.A. No. 1977	BFE1-1
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
2. On-dock Dates
On or before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-2
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-3
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-4
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-5
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-6
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-7
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-8
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-9
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-10
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-11
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-12
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-13
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-14
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	BFE1-15
SA34		AAL
BOEING PROPRIETARY

BOEING PROPRIETARY
Item          Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3. Additional Delivery Requirements
Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No. 1977	BFE1-16
SA34		AAL
BOEING PROPRIETARY

Attachment B to Letter Agreement 6-1162-AKP-075
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION
OMITTED AND FILED
SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]

PA 1977	SA34	Page 1 of 2

Attachment B to Letter Agreement 6-1162-AKP-075
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION
OMITTED AND FILED
SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]

PA 1977	SA34	Page 2 of 2

Attachment C to Letter Agreement 6-1162-AKP-075
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION
OMITTED AND FILED
SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]

PA 1977	SA34	Page 1 of 2

Attachment C to Letter Agreement 6-1162-AKP-075
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION
OMITTED AND FILED
SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]

PA 1977	SA34	Page 2 of 2

AAL-PA-1977-LA-01073
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Permitted Transactions 3

Reference:	Purchase Agreement No. 1977 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (the Aircraft)
This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Aircraft.
Notwithstanding Article 4.2 and Table 1D of the Purchase Agreement, which set forth Boeing’s standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Schedule for exercised Rights Aircraft (“the Standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Schedule”), Boeing and Customer agree that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Schedule for all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] described as to be purchased via Supplemental Agreement No. 34 and the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with deliveries scheduled for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and any Rights Aircraft with deliveries scheduled [CONFIDENTIAL PORTION

P.A. No. 1977	SA-34
Advance Payments and Permitted Transactions 3
BOEING PROPRIETARY

American Airlines, Inc.
AAL-PA-1977-LA-01073

OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which Customer subsequently exercises in accordance with the terms and conditions for such Rights Aircraft as set forth in Letter Agreement No. 6-1162-AKP-075 entitled Aircraft Purchase Rights and Substitution Rights (the “SA 34 Relevant Aircraft”) (except for any SA 34 Relevant Aircraft subject to Permitted Transactions, as defined in Paragraph 2 below), is hereby amended as follows:
1.1	Customer will make [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Boeing in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of each SA 34 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and will do so as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (the “Modified [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Schedule”).

1.2	Notwithstanding Section 1.3 of Letter Agreement No. 6-1162-AKP-070 entitled Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft, Customer will pay Boeing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as provided in Paragraph 1.3 below. “[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Interest will be due and payable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Boeing will invoice Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for which Interest is due. Interest will begin [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3	The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Interest Rate thereafter shall [CONFIDENTIAL PORTION OMITTED AND FILED

P.A. No. 1977	SA-34
Advance Payments and Permitted Transactions 3
BOEING PROPRIETARY

American Airlines, Inc.
AAL-PA-1977-LA-01073

SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
2. Permitted Transactions
     For the purposes of this Paragraph 2, SA-34 Relevant Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Notwithstanding Article 9.2 of the AGTA, Boeing agrees that Customer may from time to time [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] enter into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and the corresponding obligation to make [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with respect thereto, are conveyed to such a party (a “[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” and, together with an [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Facility, the “Permitted Transactions”).
     For the purpose of securing an [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Facility and notwithstanding the provisions of the Security Agreement between Boeing and Customer dated as of October 16, 2002, as may be subsequently amended or revised, Customer may [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] including, but not limited to, the following:
(i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing shall have the right to assume [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Manufacturer’s Option);

P.A. No. 1977	SA-34
Advance Payments and Permitted Transactions 3
BOEING PROPRIETARY

American Airlines, Inc.
AAL-PA-1977-LA-01073

(ii)	Customer shall continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer;

(iii)	Boeing shall not be subject to any additional liability as a result of the pledge of security which Boeing would not otherwise be subject to under the Purchase Agreement;

(iv)	the pledge of security shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

(v)	In lieu of the concessions granted to Customer under the Purchase Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. In calculating the amount payable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and this irrespective of whether the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
To assist Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be subject to the conditions that (i) it shall not subject Boeing to any liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement and (ii) no such assignment will require [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR

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CONFIDENTIAL TREATMENT], which shall not be unreasonably withheld or delayed. Boeing agrees to cooperate in good faith with Customer and to take such actions as may be reasonably requested by Customer to facilitate Permitted Transactions. In no event may Customer subject more than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Notwithstanding Paragraph 1.1 above, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in respect of any SA 34 Relevant Aircraft that is subjected to a Permitted Transaction will be made in accordance with the Standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for all SA 34 Relevant Aircraft that are not subject to Permitted Transactions will be made in accordance with Paragraphs 1 above.
For avoidance of doubt, nothing within this Letter Agreement is intended to, nor shall it, derogate the rights and obligations of Boeing and Customer with regard to the financing of aircraft at or following delivery in accordance with Article 9.2 of the AGTA.

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3. Confidential Treatment.
     Customer and Boeing understand certain commercial and financial information contained in this Letter Agreement is considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law or government regulation.
Very truly yours,
THE BOEING COMPANY
By
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: July 21, 2010
AMERICAN AIRLINES, INC.

By

Its

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